SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2003

Eagle Food Centers, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number  0-17871

DELAWARE	36-3548019
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

RT. 67 & KNOXVILLE RD., MILAN, ILLINOIS	61264
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (309) 787-7700

Eagle Food Centers, Inc. announces Disclosure Statement Hearing Date.

ITEM 3. Bankruptcy or Receivership

Exhibits:

99.1 Eagle Food Centers, Inc., Disclosure Statement Hearing Motion

99.2 Eagle Food Centers, Inc., Disclosure Statement Hearing Order

99.3 Eagle Food Centers, Inc., Disclosure Statement Hearing Notice

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE FOOD CENTERS, INC. (Registrant)

By:	/s/ Randall D. McMurray	December 18, 2003
Randall D. McMurray		Date

V.P., Controller and Acting Chief Financial Officer